THE GABELLI GROWTH FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 1999

                          [Graphic of 5 stars ommitted]

             MORNINGSTAR RATED(TM) GABELLI GROWTH FUND 5 STARS OVERALL AND FOR
            THE THREE-YEAR  PERIOD ENDED  12/31/99  AMONG 3469  DOMESTIC  EQUITY
              FUNDS, AND FOR THE FIVE AND TEN-YEAR PERIODS ENDED 12/31/99
                AMONG 2180 AND 770 DOMESTIC EQUITY FUNDS, RESPECTIVELY.

                                                  [Photo of Howard Ward omitted]
                                                                     HOWARD WARD

TO OUR SHAREHOLDERS,

      Whether you believe in global warming or not - I do - the climate for growth stocks, especially those in the technology sector, was white hot last year. If you were a statistician, you would have to note the positive correlation between rising technology stock prices and global temperatures. So, just how hot were technology stocks last year? Well, a year ago, the top selling holiday gift was a "Furby" doll. This year it was shares of Qualcomm, the only stock I have ever seen, let alone owned, that rose 100 points between breakfast and lunch. You knew it was coming. Kids are growing up too fast. They do not want Barbie dolls, Red Racer sleds, GI Joes, HO train sets, Erector sets, Lincoln Logs and Matchbox racing cars. They want Qualcomm, Sun Microsystems, EMC, Cisco Systems, Texas Instruments and Nokia. Toys 'R' Us should become Stocks 'R' Us. Mattel should launch The Barbie Fund. Of course, stocks are good gifts. You do not have to assemble them and they do not need batteries. Today's youngsters, weaned on CNBC instead of Captain Kangaroo, are financially sophisticated. It did not used to be this way. Stocks were something that fathers talked about between rounds of golf. My dad has strong memories of the Depression and has always been conservative. He has always favored the security of bonds. When I was in grade school he used to lecture me on "the power of compound interest." I would get all pumped up walking to the corner bank with my savings book to ask the teller to update my "compound" interest earnings. Visions of a new Schwinn ten-speed bicycle danced powerfully in my mind. The "power" my father talked about translated into about $2.35

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.


INVESTMENT RESULTS (a)
---------------------------------------------------------------------------------------------------------------
                                                                          QUARTER
                                                  -------------------------------------------
                                                    1ST         2ND         3RD         4TH          YEAR
                                                    ---         ---         ---         ---          ----

  1999:   Net Asset Value ...............         $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return .................            8.8%        7.4%       (0.8)%       26.1%         46.3%
---------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...............         $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return .................           12.9%        3.2%      (14.5)%       30.2%         29.8%
---------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...............         $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return .................            1.5%       19.4%       14.2%         3.1%         42.6%
---------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...............         $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return .................            7.2%        2.5%        4.1%         4.4%         19.4%
---------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...............         $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return .................            6.0%       10.2%        8.4%         4.9%         32.7%
---------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...............         $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return .................           (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
---------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ...............         $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return .................            0.6%        0.6%        7.3%         2.5%         11.3%
---------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ...............         $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return .................           (4.7)%      (2.7)%       4.0%         8.5%          4.5%
---------------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value ...............         $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return .................           11.7%       (0.9)%       8.3%        12.0%         34.3%
---------------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value ...............         $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return .................           (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
---------------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value ...............         $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return .................           10.6%       12.4%       11.0%         1.5%         40.1%
---------------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value ...............         $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return .................           16.1%       14.1%        2.5%         2.5%         39.2%
---------------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value ...............           --        $10.84      $11.28        $9.51         $9.51
          Total Return .................            --          8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
AVERAGE ANNUAL RETURNS - DECEMBER 31, 1999 (A)

   1   Year .................  46.25%
   5   Year .................  33.82%
   10  Year .................  20.29%
   Life of Fund (b)..........  21.35%
--------------------------------------------------------------------
                     Dividend History
                     ----------------

Payment (ex) Date  Rate Per Share  Reinvestment Price
-----------------  --------------  ------------------
December 27, 1999     $5.160          $45.59
December 28, 1998     $1.745          $35.15
December 30, 1997     $5.790          $28.58
December 31, 1996     $2.324          $24.14
December 29, 1995     $3.960          $22.16
December 30, 1994     $2.790          $19.68
December 31, 1993     $0.760          $23.26
December 31, 1992     $0.646          $21.59
December 31, 1991     $0.573          $21.28
December 31, 1990     $0.460          $16.27
December 29, 1989     $0.654          $17.07
December 30, 1988     $0.377          $12.65
January 4, 1988       $0.152           $9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.
--------------------------------------------------------------------------------
                                       2

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                  THE GABELLI GROWTH FUND AND THE S&P 500 INDEX

[Line Graph omitted--plot points as follows]

                    Gabelli Growth Fund           S&P 500 Index
                    -------------------           -------------

4/10/87                  $10,000                    $10,000
12/87                      9,510                      8,490
                          13,238                      9,891
12/89                     18,546                     13,016
                          18,175                     12,612
12/91                     24,409                     16,459
                          25,507                     17,282
12/93                     28,389                     19,027
                          27,424                     19,274
12/95                     36,380                     26,521
                          43,449                     32,289
12/97                     61,958                     43,071
                          80,421                     55,432
12/99                    117,616                     67,089

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

per month in my case. Some "power". If I was growing up today - some say it's not too late - I might bypass the "power" of compound interest in favor of the power of growth stocks and a little margined day trading. Today's parents need to keep a watchful eye. Maybe you have read the stories of good kids that start out innocently buying a few books online. Soon they are into CDs and then they hit the online auction sites. Before you know it, they crave more excitement and move up to online stock trading. You know the rest.

      Speaking of success, 1999 was our most successful year ever in terms of absolute and relative returns, as The Gabelli Growth Fund rose 46.25%. Our benchmark, the Standard and Poor's 500 Index, rose 21.03%. No one expected the market to exhibit such strength, supporting our policy of not engaging in market timing. It was a banner year for "active" portfolio managers like us that traffic in growth stocks. Advocates of "passive" management or indexing have been silenced. A number of actively managed funds, including ours, trounced the major indices (you cannot always be humble.) The Fund has outperformed the S&P 500 on a one, two, three, five and ten-year basis. It has also outperformed since inception in April of 1987. We do not want to gloat but we get tired of hearing and reading about the wisdom of indexing. Over the past five years, we have beaten the S&P 500 by over 500 basis points compounded annually. As for those "unmanaged" indices, you should know that America Online and Yahoo, among others, were added to the S&P 500 last year at pretty high price levels. Across town, the folks that "manage" the "unmanaged" Dow Jones Industrial Average decided to add Home Depot, Microsoft, Intel and SBC Communications to the "blue chip" index while giving the boot to Chevron, Sears, Union Carbide and Goodyear. We remember when Chrysler was kicked out of this exclusive club of 30. It was right at the stock's bottom. That said, we enter the new century feeling a need to lower your expectations for this stock market filled with helium. The market leaders of the past year are not cheap and a reality check is past due.

      In last quarter's report we stated "Microsoft's best days as a stock are behind it". That should not be a shocking statement what with the stock having climbed from 1 to 100 in the past decade. The law of large numbers is a real hurdle for "Mister Softee". With a market value of about $560 billion, a 10% increase in the share price is an extra $56 billion in appreciation. That is a sum that equals or exceeds the value of entire companies such as McDonalds, Pepsico and General Motors. That said, it might not be bad for shareholders if the government forces the company to split up. The jury is most assuredly out on that question. But the company's component pieces may grow faster as independent companies relieved of a market capitalization that seems too big to grow rapidly from this level. Microsoft will be a formidable competitor and grow at a nice, if less fantastic, rate for years to come no-matter what form the company takes. But the rules of the game have changed, which is to say, "Mister Softee" is no longer setting them.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli Growth Fund's (the "Fund") total return was 26.06%. The Lipper Large-Cap Growth Fund Average and Standard and Poor's ("S&P") 500 Index had total returns of 26.53% and 14.87%, respectively, over the same period. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 46.25% for 1999. The Lipper Large-Cap Growth Fund Average and S&P 500 Index rose 38.02% and 21.03%, respectively, over the same twelve-month period.

      For the ten-year period ended December 31, 1999, the Fund's total return averaged 20.29% annually versus average annual total returns of 19.44% and 18.19% for the S&P 500 Index and Lipper Large-Cap Growth Fund Average, respectively. Since inception on April 10, 1987 through December 31,1999, the Fund had a cumulative total return of 1,076.28%, which equates to an average annual total return of 21.35%. Our direct shareholders total 71,677 and net assets are $3.2 billion as of December 31, 1999.

ECONOMIC BACKGROUND

Economics used to be known as "the dismal science." Maybe it should be known as "the mad science." Of course, it's not really a science at all but a collection of theories that cannot be proven in a laboratory. It is also a "science" subject to regular change. Most economists, including Federal Reserve Board Chairman Greenspan, have been surprised at the duration of this period of no inflation prosperity. It will not last forever. Some challenges are surfacing, such as oil prices, which recently hit nine-year highs. Additionally, housing prices have started to accelerate and we can be thankful that the Consumer Price Index ("CPI") does a poor job of capturing this change. Consumer confidence is at record highs (32 years of data) and retail sales were strong as 1999 entered the history books. With an unemployment rate as low as 4% it seems likely that wage rates will move higher if the economy does not slow.

      Then we have the stock market. Some argue we have seen a massive inflation of financial assets that will soon spill over into the real economy. We get the feeling that "Greenspan and Co." would like the stock market to rest. They would also like to slow the economy to a level of more "sustainable" growth, whatever that is. So we can expect at least one, if not more, Fed interest rate tightenings. I think the "G-Man" wants to arrest the bull and sedate the economy. Therefore, the economy will slow by hook or crook and interest rates will moderate. Stocks will continue to exhibit a somewhat scary level of volatility. In the aggregate, profits will look fine but expectations for some of the "new economy" companies will be tough to meet. Look for growth in "real" Gross Domestic Product ("GDP") of 3% to 4%, although 5% is possible. Cross your fingers that inflation stays below 3%. Incidentally, whatever happened to the Y2K induced recession that some mad scientists were calling for?

THE STOCK MARKET

      Some believe the stock market has adopted a "casino mentality." This is not true. The stock market has adopted a mentality borne in science fiction. Internet stocks are priced in the "Twilight Zone". Where is Rod Serling when you need him? After all, isn't it stories and dreams that drive stock prices? Sometimes it seems as if it is. Some say stocks rise after Wall Street analysts go public with higher price targets for their stocks. I know I witnessed that a few times in December. Technicians say stocks go up after they go up and only go down after they go down. How can you argue with that logic? Others say stocks go up after companies announce stock splits. Although I continue to favor banana splits over stock splits, people sure do get excited about owning 200 shares of a $50 stock instead of 100 shares of a $100 stock. Sometimes, stocks go up after companies announce they are issuing "tracking" stocks of their most valuable assets. This too, can work, even though it has no impact on revenues, earnings or assets. Surely stocks rise after they are added to an index such as the S&P 500, forcing the indexers to buy their shares. We have all seen that. Confusing isn't it? As market watchers know, in the short run, all of the above may be true. In the short run, stocks may rise or fall for frivolous or truly marginal reasons.

      Fortunately, in the long run, stocks tend to follow a company's underlying growth in earnings or assets. This gives rise to a profession known as securities analysis and the related art of portfolio management. Interest rates are also important in establishing stock market values, as are tax rates, expected rates of inflation and confidence in a country's long term prosperity. Yes, I know there are other variables but these are the "biggies". Mechanically speaking, stocks go up because investors are buying with a greater sense of urgency than those on the selling side of the trade. According to the Investment Company Institute ("ICI"), 49% of households own stocks, up from 36% in 1992. The average investor is 47 years old and by definition is a "baby boomer". The average stock investor has household income of $60,000, compared with the national average of about $33,000. I believe the stock market will continue to benefit from the aging and relative prosperity of the baby boomer bunch, to which I belong, although there will be periodic declines as the market adjusts to changing circumstances.

      Some market observers express caution and concern over the market's prospects because of record-high valuations. Indeed, the market is not "dirt-cheap". However, not all the stocks that we favor in the large cap growth sector are pricey. Within our universe, there are a handful of essentially fully priced issues, mostly in the technology sector. The point is that we can still find good values in the market. What's more, technology stocks are not the only stocks that go up. However, if the market is fighting the Fed and higher interest rates, then we could have a ground war with a lot of casualties. If the "G-Man" can perform the trick of slowing the economy and the stock market with one interest rate tightening, maybe two, then I believe the baby boomer bunch will buy stocks with enough urgency to drive the market higher. You know I do not believe in market timing, so you should not dwell on my market prognostications. I don't. I do feel an obligation, however, to tell you to keep your expectations in check.

PORTFOLIO HIGHLIGHTS

      The highlight reel from the fourth quarter and the year was lengthy. Investors ignored rising oil prices and interest rates, preferring to focus on strong profit growth and continued low levels of overall inflation as measured by the CPI. The keyword for the fourth quarter, if there was one, was "wireless." Reports of robust sales of wireless handsets and oh so bright prospects for wireless data and Internet access created a feeding frenzy as investors chased anything remotely tied to the wireless world. Our investments in Qualcomm (CDMA chipsets) and Nokia (handsets and infrastructure) were two of the most sought after wireless darlings as the former rose four-fold during the quarter and the latter more than doubled. Of course, the Internet plays continued to attract crowds, with Sun Microsystems (client servers), EMC (data storage) and Cisco Systems (routers) sharing center stage, rising 67%, 53% and 56% respectively. Corning (fiber optics) was added to the portfolio and made a nice contribution to our positive performance, showing a gain of 36%.

      Traditional media stocks had a solid quarter led by holdings such as Comcast (up 27%), Time Warner (up 19%), CBS (up 38%), The New York Times (up 31%) and McGraw-Hill (up 27%). Our advertising agency stocks participated in the rally with Interpublic Group rising 40% and Omnicom Group up 26%. Additionally, it was a good quarter for our brick and mortar retailers with Home Depot and Tiffany each gaining about 50%. Even though interest rates rose, our holdings of financial services stocks such as Marsh & McLennan (up 40%), T. Rowe Price (up 35%), Merrill Lynch (up 24%) and Northern Trust (up 27%) put in a good showing. The weak sector of the Fund was our drug stock holdings. Most of these issues were down for the quarter save Amgen (up 47%) and Warner-Lambert (up 23%). As you may know, Warner-Lambert is the subject of a takeover battle involving American Home Products and Pfizer. In fact, Procter & Gamble has also been involved in the fray. We added to our lagging drug stock investments during the quarter, feeling the group was undervalued.

      As some of you may recall, we have historically limited our investments in a single industry sector to 25% of the portfolio. Technology stocks ended the year with a weighting in the S&P 500 Index (our benchmark) of close to 30%. We want to avoid being structurally underweight in this important sector so we have modified our diversification strategy somewhat. The new ceiling is 25% of the portfolio or a weighting relative to the S&P 500 Index of 125%, whichever is higher. For example, if technology represents 20% of the Index, then we cannot go higher than 25%. However, if technology represents 30% of the Index, then we can go as high as 30% times 1.25, or 37.8%. We believe this is the best option for keeping the portfolio diversified without forcing us to underweight an important area for growth investors. If technology stocks continue to gain a larger weighting, say 40% of the Index, then we could have a performance problem if we were stuck at 25%.

LOOKING AHEAD

      While we do not know how long this market will continue to bless some pretty darn high, even ridiculous, valuations for some stocks, we feel like the market will lose its patience pretty quickly if interest rates keep drifting higher. We strongly take issue with investors that ignore valuations and dismiss the importance of earnings. To do so is to court disaster. In my ever so humble opinion, many of today's Internet IPOs are sad excuses for public companies. What amazes me is that so many people have been so willing to invest so much money in companies that lose so much money.

      Last year was a record year for mergers and acquisitions by a country mile. Expect this trend to continue. Recent merger announcements have been gargantuan in size and strategic in nature. Some are hostile. Vodafone is battling for Mannesmann and Pfizer is fighting for Warner-Lambert. We have old and new telecommunications (US West and Qwest), old and new financial services (U.S. Trust and Schwab) and the recently announced old and new media (Time Warner and AOL). It is a global economy and companies are merging to expand footprints, leverage research, buy technology and eliminate competitors. Any company is game.

      While the list of growth stocks ripe for picking is not as long as last year's, we can still find attractively priced stocks. Our ideal company has strong double digit earnings growth prospects for several years and a price to earnings multiple with room to expand. Our best investments of last year, such as Sun Microsystems, Texas Instruments and EMC, were just such companies. Presently, we are favoring some laggards among the drug, financial services and telecommunications sectors. Some of last year's strongest stocks should exhibit solid earnings growth but it is asking too much to expect their multiples to expand from here.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CISCO SYSTEMS INC. (CSCO - $107.125 - NASDAQ) is the leading supplier of data networking equipment such as routers and ATM switches for use in Local Area Networks, Wide Area Networks and the Internet. As an integral provider of infrastructure for the Internet, the company is a major beneficiary of the "Net's" explosive growth. We expect significant growth in earnings to continue over the next few years.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $89.25 - NYSE) is one of the top two radio broadcasters, along with Infinity Broadcasting (which is 80% owned by CBS). The company is also a leader in outdoor advertising. Both markets are strong, reflecting the good national economy and heavy advertising by new Internet companies as they strive to develop brand awareness. Radio ad rates are low compared to other media such as television and newspapers, which gives radio operators a degree of pricing protection. CCU is acquiring AMFM (AFM - $78.25 -
NYSE) (formerly Chancellor Broadcasting), which will further set Clear Channel and Infinity apart as the heavyweights in the radio business.

EMC CORP. (EMC - $109.25 - NYSE) is the leading provider of enterprise wide data storage products. Storage has become a high growth market in today's information based economy. Electronic commerce requires massive amounts of storage, which has given EMC a tremendous business opportunity. We believe EMC is the technology leader in enterprise storage (competitors are IBM, Hitachi and Sun Microsystems) and is leading the field in introducing Storage Area Networks ("SANs"). EMC is the vendor of choice for Internet Service Providers ("ISPs"), just as Cisco is for routers and Sun is for client servers. We expect strong double-digit growth in the foreseeable future.

HOME DEPOT INC. (HD - $68.5625 - NYSE) continues to take market share in the home improvement retailing segment, in which it is the leader by a wide margin. HD does not rest on its laurels. The company is testing a smaller format store known as Villager's Hardware, which competes with small hardware stores. The company continues to roll out Expo Design Centers and is expanding into institutional facilities maintenance. Finally, Home Depot is developing an Internet sales facility that will leverage the company's brand beyond traditional retail outlets.

INTEL CORP. (INTC - $82.3125 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market and "server farms" for managing the electronic commerce needs of other companies. We expect earnings to grow at a double-digit rate based on continued mid-teen growth in personal computer shipments.

INTERNATIONAL BUSINESS MACHINES CORP. (IBM - $108.00 - NYSE) is a leading supplier of hardware, software and outsourcing services for the computer industry. Over 60% of the company's revenues now come from relatively higher margin software and service businesses. IBM is well positioned as an electronic commerce solutions provider, which also provides a platform to cross-sell the company's many products. We expect the company to grow earnings per share going forward.

MARSH & MCLENNAN COMPANIES INC. (MMC - $95.6875 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate has accelerated in recent years due primarily to the success of Putnam. We expect overall growth to continue based on sustained strong results at Putnam, albeit slower than last year, and some modest improvement in the company's traditional insurance brokerage business.

MEDIAONE GROUP INC. (UMG - $76.8125 - NYSE) is being acquired by AT&T (T - $50.8125 - NYSE) as that company continues to build and enhance its facilities to offer one stop shopping for telecommunications services. Upon completion of the merger, AT&T will become the nation's largest provider of cable television services. Under the leadership of C. Michael Armstrong, AT&T's growth rate has begun to improve. The company wants to expand beyond being just a long distance provider. They are now a major provider of wireless telecommunications services (both cellular and PCS) and traditional landline long distance. The new AT&T is a major provider of cable television services and Internet access.Additionally, they will use the cable plant to offer local telephone service.

MELLON FINANCIAL CORP. (MEL - $34.0625 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's asset gathering arm, their Dreyfus and Boston Company subsidiaries continue to grow and prosper. New management is shedding non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number should grow as the year progresses. The bank prefers to remain independent but it is an attractive property to financial services companies seeking to boost their asset manager businesses.

NORTHERN TRUST CORP. (NTRS - $53.00 - NASDAQ) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc...) and continues to build its fee income in a methodical way. We believe earnings will continue to grow, powered by growth in assets under management, which exceed $200 billion. We regard NTRS as a trophy property within the banking sector.

STATE STREET CORP. (STT - $73.0625 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $6 trillion under custody. Additionally, State Street is a major asset manager itself with $574 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors.

SUN MICROSYSTEMS INC. (SUNW - $77.4375 - NASDAQ) is a leading provider of hardware and software for network based distributed computing systems. While most of the company's revenue is derived from UNIX-based workstations and client servers, its JAVA operating software is gaining in popularity with software writers. Sun Microsystems has entered into a joint venture with America Online, which provides SUNW with a platform to enhance its presence in electronic commerce. As the top supplier of client server computers to Internet Service Providers ("ISPs"), SUNW is a major beneficiary of continued Internet growth.

TEXAS INSTRUMENTS INC. (TXN - $96.875 - NYSE) is the largest provider of digital signal processors, a critical component for digital communication devices, including wireless phones and digital signal lines ("DSLs"). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip ("DRAM") cycle and defense businesses. We believe the digital signal processor ("DSP") chip business, in which TXN is the leader, will continue to grow rapidly in the foreseeable future.

TIME WARNER INC. (TWX - $72.4375 - NYSE) owns one of the finest collections of media assets in the world. In addition to being the largest operator of cable television systems, the company is a leading content provider through its ownership of CNN, Warner Brothers, HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable networks. Time Warner's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are the best they have been in years with double digit growth in operating cash flow expected to continue for the foreseeable future. A merger with America Online (AOL - $75.875 - NYSE) is pending.

WARNER-LAMBERT CO. (WLA - $81.9375 - NYSE) is a diversified consumer products and pharmaceutical company. The company is the target in a takeover battle involving American Home Products, Pfizer and Procter & Gamble. Warner-Lambert shareholders are the winners in this wrestling match. We expect to know the outcome of the contest in the next couple of months. In the meantime, business trends are strong, powered by the blockbuster drug, Lipitor.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

SHAREHOLDER MEETING

      We are pleased to report that the shareholders of The Gabelli Growth Fund overwhelmingly approved the proposal to create additional classes of shares for the Fund. The creation of new classes of shares provides the Fund with distribution alternatives that address the needs of various types of investors. The offering of new classes of shares should also enhance the potential for the Fund to attract additional investors in a manner that could provide added benefits for all shareholders of the Fund. The existing class of shares have been redesignated as Class AAA shares. Presently, no introduction date has been established for the new classes of shares. The offering of new classes of shares will not diminish the ability of current shareholders to purchase and redeem Class AAA shares at net asset value.

IN CONCLUSION

      We have a Presidential election this year, and it seems like there are more "debates" than usual. Unfortunately, more people would rather watch Regis (is there a Regis.com?) give away money than hear our prospective leaders take shots at each other. Maybe that is because Presidential debates do not seem
Presidential. Perhaps because of the strong stock market and economy, and relative peace in the world, the questions and answers seem petty, not Presidential. Too many questions have to do with such major economic and foreign policy issues as negative campaigning, college loans, gays in the military and campaign finance reform. The answers frequently seem scripted. The candidates are not good actors. In a world of sound bites and video clips, they are carefully trying to project the right image. Of course, in the business world image is important too. The Silicon Valley look exemplified by Steve Jobs of Apple has become the dress code for high tech CEOs and Wall Street fund managers that want to identify with that crowd. You have seen it. They wear black turtlenecks under black jackets with black pants. They look like Greenwich Village jazz musicians from the sixties. I am reminded of Bob Fosse, Hugh Hefner and Steve McQueen. I have personally resisted this Wall Street move to e-fashion and only hope it won't hamper our performance. If Alan Greenspan ever shows up for his Humphrey-Hawkins testimony, wearing nothing but black, then sell everything.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                   Sincerely,

                                   [/s/ signature omitted]

                                   HOWARD F. WARD, CFA
                                   Portfolio Manager

January 31, 2000

---------------------------------------------------------------------
                              TOP TEN HOLDINGS
                              DECEMBER 31, 1999
                              -----------------

         Home Depot Inc.                    EMC Corp.
         Marsh & McLennan Companies Inc.    Cisco Systems Inc.
         Sun Microsystems Inc.              MediaOne Group Inc.
         Texas Instruments Inc.             Warner-Lambert Inc.
         Time Warner Inc.                   State Street Corp.
---------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                COST           VALUE
  ------                                                ----          ------

                COMMON STOCKS -- 98.2%
                BROADCASTING -- 5.0%
  1,110,600     CBS Corp.+ .....................    $ 35,119,378    $ 71,008,988
    986,600     Clear Channel
                  Communications Inc.+ .........      48,903,275      88,054,050
                                                    ------------     -----------
                                                      84,022,653     159,063,038
                                                    ------------     -----------
                BUSINESS SERVICES -- 5.9%
  1,135,000     Automatic Data
                  Processing Inc. ..............      35,664,218      61,148,125
  1,328,100     Interpublic Group
                  of Companies Inc. ............      35,241,346      76,614,769
    372,000     Omnicom Group Inc. .............      20,682,950      37,200,000
    145,000     Young & Rubicam Inc. ...........       4,575,000      10,258,750
                                                    ------------     -----------
                                                      96,163,514     185,221,644

                                                    ------------     -----------
                CABLE -- 3.9%
    620,000     Comcast Corp., Cl. A,
                  Special .....................       24,203,497      31,348,750
  1,200,000     MediaOne Group Inc.+ ..........       51,742,565      92,175,000
                                                    ------------     -----------
                                                      75,946,062     123,523,750
                                                    ------------     -----------
                COMMUNICATIONS EQUIPMENT -- 11.7%
    906,500     Cisco Systems Inc.+ ............      39,162,709      97,108,812
    520,000     Corning Inc. ...................      49,185,130      67,047,500
    825,000     Lucent Technologies Inc. .......      52,626,336      61,720,312
    220,000     Motorola Inc. ..................      30,891,200      32,395,000
    250,000     Nokia Corp., Cl. A, ADR ........      24,021,391      47,500,000
    359,000     Qualcomm Inc.+ .................      14,557,267      63,228,875
                                                    ------------     -----------
                                                     210,444,033     369,000,499
                                                    ------------     -----------
                COMPUTER HARDWARE -- 8.5%
    570,000     Dell Computer Corp.+ ...........      11,561,645      29,070,000
    380,000     Hewlett-Packard Co. ............      39,163,159      43,296,250
    820,000     International Business
                 Machines Corp. ................      70,240,984      88,560,000
  1,400,000     Sun Microsystems Inc.+ .........      17,690,852     108,412,500
                                                    ------------     -----------
                                                     138,656,640     269,338,750
                                                    ------------     -----------
                COMPUTER SOFTWARE AND SERVICES -- 5.5%
    540,600     Computer Sciences Corp.+ .......      28,664,915      51,154,275
    900,000     EMC Corp.+ .....................      27,883,621      98,325,000
    205,000     Microsoft Corp.+ ...............      11,397,945      23,933,750
                                                    ------------     -----------
                                                      67,946,481     173,413,025
                                                    ------------     -----------
                ELECTRONICS -- 6.2%
  1,080,000     Intel Corp. ....................      62,437,641      88,897,500
  1,112,000     Texas Instruments Inc. .........      54,490,831     107,725,000
                                                    ------------     -----------
                                                     116,928,472     196,622,500
                                                    ------------     -----------


                                                                      MARKET
  SHARES                                                COST           VALUE
  ------                                                -----        --------
                ENTERTAINMENT -- 3.4%
  1,400,000     Time Warner Inc. ..............     $ 73,027,511   $ 101,412,500
     90,000     Viacom Inc., Cl. B+ ...........        3,470,429       5,439,375
                                                    ------------   -------------
                                                      76,497,940     106,851,875

                                                    ------------   -------------
                FINANCIAL SERVICES -- 13.7%
  1,154,500     Marsh & McLennan
                  Companies Inc................       67,809,936     110,471,219
  2,341,000     Mellon Financial Corp. ........       57,071,979      79,740,312
    575,000     Merrill Lynch & Co. Inc. ......       41,187,347      48,012,500
  1,660,000     Northern Trust Corp. ..........       48,815,181      87,980,000
  1,219,400     State Street Corp. ............       69,313,361      89,092,413
    473,500     T. Rowe Price Associates Inc.         15,252,211      17,489,906
                                                    ------------   -------------
                                                     299,450,015     432,786,350
                                                    ------------   -------------
                HEALTH CARE -- 14.1%
  1,338,000     Amgen Inc.+ ......................    41,940,546      80,363,625
    720,000     Baxter International Inc. ........    44,402,319      45,225,000
    624,000     Bristol-Myers Squibb Co. .........    35,691,208      40,053,000
    297,000     Johnson & Johnson ................    22,732,996      27,658,125
    695,000     Lilly (Eli) & Co. ................    48,785,945      46,217,500
    601,000     Merck & Co. Inc. .................    35,667,904      40,304,563
    830,000     Monsanto Co. .....................    34,348,935      29,568,750
    909,000     Pfizer Inc. ......................    27,813,140      29,485,688
    360,000     Schering-Plough Corp. ............    17,103,523      15,187,500
  1,094,000     Warner-Lambert Co. ...............    68,632,365      89,639,625
                                                    ------------   -------------
                                                     377,118,881     443,703,376
                                                    ------------   -------------
                PUBLISHING -- 7.2%

    506,000     Dow Jones & Co. Inc. ..........       32,182,672      34,408,000
    690,000     Gannett Co. Inc. ..............       36,491,130      56,278,125
    460,000     Knight-Ridder Inc. ............       25,316,233      27,370,000
    564,000     McGraw-Hill Companies Inc.            18,452,212      34,756,500
    938,000     New York Times Co., Cl. A .....       27,055,964      46,079,250
    530,000     Tribune Co. ...................       11,609,158      29,183,125
                                                    ------------   -------------
                                                     151,107,369     228,075,000
                                                    ------------   -------------
                RETAIL -- 8.8%
  2,126,577     Home Depot Inc.................       24,146,127     145,803,436
    954,000     Lowe's Companies Inc...........       33,911,124      57,001,500
    854,200     Tiffany & Co...................       18,999,634      76,237,350
                                                    ------------   -------------
                                                      77,056,885     279,042,286
                                                    ------------   -------------
                SATELLITE -- 1.6%
    520,000     General Motors
                  Corp., Cl. H+................       48,405,646      49,920,000
                                                    ------------   -------------

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                                      MARKET
  SHARES                                                COST           VALUE
  ------                                                ----          -------
                TELECOMMUNICATIONS -- 2.7%
    900,000     MCI WorldCom Inc.+ ............  $   52,007,126  $   47,756,250
    785,000     Vodafone AirTouch
                  plc, ADR ....................       36,910,414      38,857,500
                                                  --------------  --------------
                                                      88,917,540      86,613,750
                                                  --------------  --------------
                TOTAL COMMON STOCKS                1,908,662,131   3,103,175,843
                                                  --------------  --------------
 PRINCIPAL
  AMOUNT
 ---------

                U.S. GOVERNMENT OBLIGATIONS -- 1.5%
$47,528,000     U.S. Treasury Bills,
                  5.12% to 5.42%++,
                  due 01/13/00 to 03/30/00            47,024,098      47,031,323
                                                  --------------  --------------
                TOTAL
                  INVESTMENTS -- 99.7%            $1,955,686,229   3,150,207,166
                                                  ==============
                OTHER ASSETS AND
                  LIABILITIES (NET)-- 0.3% .....................       8,241,016
                                                                  --------------
                NET ASSETS -- 100.0%
                  (67,912,387 shares outstanding) ..............  $3,158,448,182
                                                                  ==============

                NET ASSET VALUE,
                  OFFERING AND REDEMPTION
                  PRICE PER SHARE ..............................          $46.51
                                                                          ======



                                                       VALUE
                                                    -----------
   ------------------------
                For Federal tax purposes:
                Aggregate cost................... $1,957,118,912
                                                  ==============
                Gross unrealized appreciation ... $1,200,997,914
                Gross unrealized depreciation ...     (7,909,660)
                                                  --------------
                Net unrealized appreciation ..... $1,193,088,254
                                                  ==============
    -----------------------
   +     Non-income producing security.
   ++    Represents annualized yield at date of purchase.
   ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                             THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
-------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $1,955,686,229)......................  $ 3,150,207,166
  Cash.........................................           42,842
  Dividends receivable.........................        1,219,950
  Receivable for investments sold..............          290,178
  Receivable for Fund shares sold..............       12,747,227
                                                 ---------------
  TOTAL ASSETS                                     3,164,507,363
                                                 ---------------
LIABILITIES:
  Payable for investments purchased ...........          116,437
  Payable for Fund shares redeemed ............        2,220,158
  Payable for investment advisory fees ........        2,521,143
  Payable for distribution fees ...............          630,286
  Payable to custodian ........................           49,500
  Other accrued expenses ......................          521,657
                                                 ---------------
  TOTAL LIABILITIES ...........................        6,059,181
                                                 ---------------
  NET ASSETS applicable to 67,912,387
    shares outstanding ........................  $ 3,158,448,182
                                                 ===============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value    $       679,124
  Additional paid-in capital ..................    1,964,680,804
  Distributions in excess of net realized gain
    on investments ............................       (1,432,683)
  Net unrealized appreciation on investments ..    1,194,520,937
                                                 ---------------
  TOTAL NET ASSETS ............................  $ 3,158,448,182
                                                 ===============
  NET ASSET VALUE, offering and redemption
    price per share  ($3,158,448,182  /
    67,912,387 shares outstanding; unlimited
    number of shares  authorized of
    $0.01 par value)...........................          $46.51
                                                         ======


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
-------------------------------------------------
INVESTMENT INCOME:
  Dividends ...................................  $    14,339,216
  Interest ....................................        1,177,460
                                                 ---------------
  TOTAL INVESTMENT INCOME .....................       15,516,676
                                                 ---------------
EXPENSES:
  Investment advisory fees ....................       22,489,007
  Distribution fees ...........................        5,622,252
  Shareholder services fees ...................        1,652,491
  Custodian fees ..............................          305,623
  Legal and audit fees ........................          105,928
  Trustees' fees ..............................           80,235
  Miscellaneous expenses ......................          600,033
                                                 ---------------
  TOTAL EXPENSES ..............................       30,855,569
                                                 ---------------
  NET INVESTMENT LOSS .........................      (15,338,893)
                                                 ---------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments ............      326,900,048
  Net change in unrealized appreciation
    on investments ............................      616,076,849
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS ...............................      942,976,897
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................  $   927,638,004
                                                 ===============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED           YEAR ENDED
                                                                                DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                                -----------------    ------------------
OPERATIONS:
  Net investment loss .........................                                 $  (15,338,893)      $  (4,818,377)
  Net realized gain on investments ............                                    326,900,048          87,865,238
  Net change in unrealized appreciation on investments                             616,076,849         299,383,776
                                                                                --------------       -------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             927,638,004         382,430,637
                                                                                --------------       -------------
DISTRIBUTION TO SHAREHOLDERS:
  Net realized gain on investments ............                                   (312,444,198)        (87,865,238)
  In excess of net realized gain on investments                                             --            (202,354)
                                                                                --------------       -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........                                   (312,444,198)        (88,067,592)
                                                                                --------------       -------------
SHARE TRANSACTIONS:
  Net increase in net assets from shares of beneficial interest transactions       678,698,282         626,207,999
                                                                                --------------       -------------
  NET INCREASE IN NET ASSETS ..................                                  1,293,892,088         920,571,044

NET ASSETS:
  Beginning of period .........................                                  1,864,556,094         943,985,050
                                                                                --------------       -------------
  End of period ...............................                                 $3,158,448,182      $1,864,556,094
                                                                                ==============      ==============

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to increase undistributed net investment loss for $15,338,893 and decrease distributions in excess of net realized gain on investments for $15,289,562 with an offsetting adjustment to additional paid-in capital.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli &Company, Inc., an affiliate of the Adviser, of $5,622,252, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $1,461,825,293 and $1,158,433,632, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the year ended December 31, 1999.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                    YEAR ENDED
                                                           DECEMBER 31, 1999              DECEMBER 31, 1998
                                                      ----------------------------- -----------------------------
                                                        SHARES           AMOUNT        SHARES          AMOUNT
                                                      -----------   --------------- ------------    -------------

Shares sold ...................................       23,312,269     $ 964,769,065    31,588,783    $ 992,367,041
Shares issued upon reinvestment of dividends ..        6,422,964       292,802,709     2,299,838       80,836,284
Shares redeemed ...............................      (14,494,427)     (578,873,492)  (14,188,364)    (446,995,326)
                                                      ----------     -------------    ----------    -------------
    Net increase ..............................       15,240,806     $ 678,698,282    19,700,257    $ 626,207,999
                                                      ==========     =============    ==========    =============


8. NEW  SHARE  CLASSES.  On March 9,  1999,  the Board of  Trustees  of the Fund
approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. On November 30, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained. The New Share Classes are currently not being offered to the public.

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period.

                                                                YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------
                                                    1999         1998     1997      1996      1995
                                                    ----         ----     -----     -----     -----

OPERATING PERFORMANCE:
   Net asset value, beginning of period ....... $    35.40  $    28.63  $  24.14  $  22.16  $  19.68
                                                ----------  ----------  --------  --------   -------
   Net investment income (loss)................      (0.23)      (0.07)    (0.06)     0.03      0.05
   Net realized and unrealized ................
     gain (loss) on investments ...............      16.50        8.58     10.34      4.27      6.39
                                                ----------  ----------  --------  --------   -------
   Total from investment operations ...........      16.27        8.51     10.28      4.30      6.44
                                                ----------  ----------  --------  --------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income.......................         --          --     (0.00)(a) (0.02)    (0.05)
   In excess of net investment income .........         --          --     (0.00)(a)    --        --
   Net realized gain on investments ...........      (5.16)      (1.74)    (5.79)    (2.30)    (3.91)
   In excess of net realized gains ............         --       (0.00)(a) (0.00)(a)    --        --
                                                ----------  ----------  --------  --------   -------
   Total distributions ........................      (5.16)      (1.74)    (5.79)    (2.32)    (3.96)
                                                ----------  ----------  --------  --------   -------
   NET ASSET VALUE, END OF PERIOD ............. $    46.51  $    35.40  $  28.63  $  24.14   $ 22.16
                                                ==========  ==========  ========  ========   =======
   Total return+ ..............................      46.3%       29.8%     42.6%     19.4%     32.7%
                                                ==========  ==========  ========  ========   =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)........ $3,158,448  $1,864,556  $943,985  $609,405  $533,041
   Ratio of net investment income (loss).......
     to average net assets ....................    (0.68)%     (0.33)%   (0.23)%     0.12%     0.22%
   Ratio of operating expenses ................
     to average net assets ....................      1.37%       1.41%     1.43%     1.43%     1.44%
   Portfiolio turnover rate ...................        52%         40%       83%       88%      140%
--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To The Board of Trustees and Shareholders of
The Gabelli Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                   1999 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended December 31, 1999, the Fund paid to shareholders, on December 27, 1999, an ordinary income dividend (comprised of short term capital gains) totaling $1.50 per share and long term capital gains totaling $3.66 per share. For the fiscal year ended December 31, 1999, 15.79% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal year 1999 which was derived from U.S. Treasury securities was 1.30%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Growth Fund did not meet this strict requirement in 1999. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI  ASSET  FUND  __________________________________________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND ____________________________________________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND ___________________________________________________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  _________________________________________________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND  __________________________________________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                          PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND __________________________________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ________________________________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                              PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND _____________________________________________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND _________________________________________________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES(SM) FUND _________________________________________
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                                          MARC J. GABELLI,  LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND _____________________________________________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation.
MAX. SALES CHARGE: 5 1/2%
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  ________________________________________________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  ______________________________________________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  __________________________________________________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ________________________________________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND ___________________________________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
(NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation.
  (NO-LOAD)                                 TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (NO-LOAD)                                      PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND ______________________________________________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors.
(NO-LOAD)                                        PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ______________________________________________
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (NO-LOAD)                       PORTFOLIO MANAGER: CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY
FLUCTUATION,   ECONOMIC  AND  POLITICAL   RISKS.  THE  FUNDS  LISTED  ABOVE  ARE
DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------
           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:
                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI

                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                   FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                                BOARD OF TRUSTEES

           Mario J. Gabelli, CFA             Karl Otto Pohl
           CHAIRMAN AND CHIEF                FORMER PRESIDENT
           INVESTMENT OFFICER                DEUTSCHE BUNDESBANK
           GABELLI ASSET MANAGEMENT INC.

           Felix J. Christiana               Anthony R. Pustorino
           FORMER SENIOR VICE PRESIDENT      CERTIFIED PUBLIC ACCOUNTANT
           DOLLAR DRY DOCK SAVINGS BANK      PROFESSOR, PACE UNIVERSITY

           Anthony J. Colavita               Anthony Torna
           ATTORNEY-AT-LAW                   HERZOG, HEINE & GEDULD, INC.
           ANTHONY J. COLAVITA, P.C.

           James P. Conn                     Anthonie C. van Ekris
           FORMER CHIEF INVESTMENT OFFICER   MANAGING DIRECTOR
           FINANCIAL SECURITY ASSURANCE      BALMAC INTERNATIONAL, INC.
           HOLDINGS, LTD.

                         OFFICERS AND PORTFOLIO MANAGERS

           Bruce N. Alpert                   Howard H. Ward, CFS
           PRESIDENT AND TREASURER           PORFOLIO MANAGER

           James E. McKee
           SECRETARY



                                   DISTRIBUTOR
                             Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company


                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP






--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB406Q499SR


                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
GROWTH
FUND





                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1999